Filed Pursuant to Rule 497(e)
Registration No. 333-270997; 811-23859

LionShares U.S. Equity Total Return ETF
TOT
A series of Advisor Managed Portfolios

Supplement dated October 9, 2026 to the
Prospectus and Statement of Additional Information (“SAI”)
dated September 1, 2025

The Board of Trustees of Advisor Managed Portfolios (the “Trust”), upon a recommendation from LionShares LLC, the investment adviser to the LionShares U.S. Equity Total Return ETF (the “Fund”), has approved a proposal to close and liquidate the Fund. The Fund will be liquidated and dissolved on or about October 28, 2026 (the “Liquidation Date”). Shares of the Fund are listed on the NYSE Arca, Inc. (the “Exchange”). The Fund will cease trading on the Exchange as of the close of regular trading on October 26, 2026, at which point the Fund’s shares will be delisted.
The Fund will begin liquidating its portfolio assets prior to the Liquidation Date. This will cause the Fund to increase its cash holdings and deviate from the investment objective and strategies stated in the Fund’s prospectus.
The Fund will no longer accept orders for new creation units after the close of business on October 26, 2026. Prior to the Liquidation Date, shareholders may only be able to sell their shares to certain broker-dealers, and there is no assurance that there will be a market for the Fund’s shares during that time period. Customary brokerage charges may apply to such transactions.
On or about the Liquidation Date, the Fund will liquidate its assets and distribute cash pro rata to all remaining shareholders. These distributions are taxable events. Distributions made to shareholders should generally be treated as received in exchange for shares and will therefore generally give rise to a capital gain or loss depending on a shareholder’s tax basis. Shareholders should contact their tax advisor to discuss the income tax consequences of the liquidation. As calculated on the Liquidation Date, the Fund’s net asset value will reflect the costs of closing the Fund, if any. Once the distributions are complete, the Fund will terminate. Proceeds of the liquidation will be sent to shareholders promptly after the Liquidation Date.
For additional information please contact the Fund at 855-885-7363 or send an email request to info@lionsharesetf.com.

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Please retain this Supplement with your Prospectus and Statement of Additional Information.